                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                              ___________________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 12, 1999


                       Correctional Services Corporation
              (Exact name of registrant as specified in charter)

         Delaware                             0-23038                              11-3182580
(State or other jurisdiction of          (Commission File Number)                (IRS Employer
         incorporation)                                                         Identification No.)

1819 Main Street, Suite 1000
      Sarasota, FL                                                                    34236
(Address of principal executive                                                    (Zip Code)
        offices)

      Registrant's telephone number, including area code:  (941) 953-9199


                                Not Applicable
         (Former name or former address, if changed since last report)



                            Exhibit Index on Page 4
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Item 5.    Other Events.
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           On January 12, 1999, Correctional Services Corporation ("CSC") and
Youth Services International, Inc. ("YSI") executed a First Amendment (the "Amendment") to the Agreement and Plan of Merger between YSI, CSC and Palm Merger Corp. dated as of September 23, 1998 (the "Merger Agreement").

           The Amendment modifies Sections 8.1(d) and 8.1.(e) of the Merger Agreement to extend the date triggering the right of YSI or CSC to terminate the Merger Agreement if the other party's conditions to closing have not been satisfied from January 31, 1999 to March 31, 1999.

           The Amendment further provides that YSI and CSC may restrict transfer of, place restrictive legends on and issue stop transfer instructions with respect to, shares of YSI common stock and shares of CSC common stock held by persons who are deemed "affiliates" of YSI or CSC within the meaning of Rule 145 under the Securities Act and applicable pooling-of-interests accounting interpretations, including deemed "affiliates" of YSI who receive shares of CSC common stock in the merger. The restrictive legends or stop transfer instructions are intended to prevent transfers of, or reductions of risk in, such shares except in accordance with the securities laws and, in any event, only after financial results covering at least 30 days of combined operations of YSI and CSC after the effective time of the merger have been published.

           The Amendment also effects other changes to the Merger Agreement.

           The foregoing description of and reference to the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is filed as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
------     ------------------------------------------------------------------

           2.1 First Amendment, dated as of January 12, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.
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SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Correctional Services Corporation



                              By: /s/ James F. Slattery
                                  ----------------------------
                                  James F. Slattery
                                  President

Dated: January 12, 1999



                                       3
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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------


2.1 First Amendment, dated as of January 12, 1999, to the Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.



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